Prospectus supplement dated February 26, 2015
to the following prospectus(es):
The BB&T Future Annuity prospectus dated May 1, 2014
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
On February 24, 2015, the Board of Trustees of Sterling Capital Variable Insurance Funds approved the liquidation and termination of the Sterling Capital Variable Insurance Funds - Equity Income VIF (the "Fund"). Effective April 17, 2015, the Fund is no longer available to receive purchase payments or transfers from any contract.
Any remaining account value allocated to the Fund will be transferred to the Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class I on or about April 24, 2015.